Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

RYZZ Managed Futures Strategy Plus ETF (RYZZ)
(the “Fund”)

October 7, 2019

Supplement to the
Statement of Additional Information (“SAI”),
dated March 13, 2019

Effective October 8, 2019, the order window for the purchase and redemption of creation units of the Fund will be 9:30 a.m. to 12:00 p.m. Eastern time. As a result, the following changes will be made to the Fund’s SAI:
The second paragraph of the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” section on pages 31 to 32 of the Fund’s SAI is replaced with the following:
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is 12:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
The first paragraph of the “Purchase and Redemption of Shares in Creation Units – Procedures for Redemption of Creation Units” section on page 34 of the Fund’s SAI is replaced with the following:
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 12:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.